UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 23, 2017

LogMeIn, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-34391	20-1515952
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(IRS Employer Identification No.)

320 Summer Street Boston, Massachusetts	02210
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (781)-638-9050

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.	Results of Operations and Financial Condition

On February 28, 2017, LogMeIn, Inc. (the “Company”) announced its financial results for the fourth quarter and fiscal year 2016. The full text of the press release issued in connection with the announcement is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

The information in this Current Report on Form 8-K (including Exhibit 99.1) shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Item 7.01.	Regulation FD Disclosure

On February 23, 2017, the Company’s Board of Directors (the “Board”) approved a three-year capital return plan, pursuant to which the Company intends to return to its stockholders approximately 75% of its free cash flow over the period, up to $700 million, through a combination of share repurchases and dividends. As part of this capital return plan, the Company expects to initiate a quarterly cash dividend of $0.25 per share, with the first dividend under this plan to be paid on May 26, 2017 to stockholders of record as of May 10, 2017. The Company currently has approximately 52.6 million shares of common stock outstanding.

The Board will continue to review this capital return plan for potential modifications based on the Company’s financial performance, business outlook and other considerations. The timing and number of shares to be repurchased will depend upon prevailing market conditions and other factors, including potential tax restrictions imposed on the Company related to its recent merger and the resolution of the Company’s related IRS private letter ruling. Additionally, the Company’s credit facility contains certain financial and operating covenants that may restrict its ability to pay dividends in the future.

Item 9.01.	Financial Statements and Exhibits

(d) Exhibits

The following exhibit relating to Item 2.02 shall be deemed to be furnished, and not filed:

99.1	Press release entitled “LogMeIn Announces Fourth Quarter and Fiscal Year 2016 Results,” issued by the Company on February 28, 2017.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LOGMEIN, INC.

Date: February 28, 2017	By:	/s/ Michael J. Donahue
Michael J. Donahue
SVP, General Counsel & Secretary

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press release entitled “LogMeIn Announces Fourth Quarter and Fiscal Year 2016 Results,” issued by the Company on February 28, 2017.